The OBERWEIS FUNDS
Oberweis International Opportunities institutional Fund

SUPPLEMENT DATED December 27, 2018
TO THE PROSPECTUS DATED MAY 1, 2018

The Oberweis International Opportunities Institutional Fund has resumed sales of its shares and is fully open for investment to both existing shareholders and new investors.

December 27, 2018

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311